Exhibit 10.3
INVESTMENT FACILITIES AND SERVICES AGREEMENT
     This Investment Facilities and Services Agreement (the “Agreement”) dated as of January 1, 2006 by and among Loews/CNA Holdings, Inc., a Delaware corporation (“Loews”), CNA Financial Corporation, a Delaware corporation (“CNA”) and each of the Participating Subsidiaries as defined below.
W I T N E S S E T H:
     WHEREAS, Loews has experience and expertise in providing investment facilities and services to assist affiliated companies;
     WHEREAS, CNA and its insurance and other subsidiaries in the ordinary course of business have substantial investment portfolios (each a “Portfolio”), and have in the past, and wish to continue in the future, to avail themselves of the investment facilities and services of Loews in connection with the management and investment of their Portfolios while at all times maintaining absolute control over the management of their own business including, without limitation, full authority and control with respect to their Portfolios; and
     WHEREAS, Loews is willing to provide to CNA and its insurance and other subsidiaries investment facilities and services pursuant to this Agreement provided such subsidiary and Loews enter into an acknowledgement in the form attached hereto as Attachment A (any such subsidiary being herein referred to as a “Participating Subsidiary” and CNA and the Participating Subsidiaries being herein jointly referred to as the “Companies” and individually as a “Company”); and
     WHEREAS, in light of the foregoing Loews and CNA desire to memorialize their agreements with respect to the foregoing as of the date hereof and to formulate agreements for future operations,
     NOW, THEREFORE, the parties agree as follows:
     Section 1. Investment Services and Facilities. Loews shall, in accordance with the rules and guidelines from time to time established by a Company with respect to its Portfolios, as set forth below, provide the following investment facilities and services:
     (a) Investment analysis and trade execution for each Portfolio, including Portfolio management, trading strategies, credit evaluation, and recommendations regarding, and evaluation and monitoring of the performance of, third party advisers.
     (b) Access to Loews’s data sources and trading programs and facilities including, without limitation, office space, meeting rooms, data terminals and other resources.
     (c) In furtherance of the foregoing, the services of Loews’s personnel and the personnel of its affiliates.
     (d) Other services incidental to the foregoing.
     Section 2. Rules and Guidelines. Loews recognizes and agrees that each Company retains absolute control and decision making authority with respect to its assets, including its Portfolio. In furtherance thereof, the parties have implemented the following:
     (a) Access. Policies and procedures whereby each Company shall have access to all trade executions to monitor the performance by Loews of its obligations hereunder.
     (b) Compliance with Laws, etc.. All transactions with respect to a Portfolio shall comply with all laws and regulations, including, without limitation, insurance regulatory requirements (if applicable), to which such Company is subject as from time to time in effect. In addition, each Company may from time to time establish guidelines and trading restrictions as to guidelines of investments, trading strategies, credit policies and such other matters as such Company may deem appropriate. Loews shall execute trading strategies in accordance with guidelines established from time to time by each Company with respect to its Portfolio.
     (c) Brokers and Counterparties. Loews may only engage in transactions with brokers, dealers and other counterparties approved by the applicable Company.
     (d) Custody. All assets in a Portfolio shall be held in the custody of a bank or trust company selected by the applicable Company and be held by such custodian solely for the account of the Company. At no time shall Loews have any right, title or interest in, or possession or custody over any assets in a Portfolio for any purpose whatsoever. The Company shall maintain the right to vote and give consents or waivers with respect to any securities in its Portfolio.
     Section 3. Relationship of the Parties.
     (a) Each party acknowledges that the services provided hereunder by Loews are intended to be administrative, technical or ministerial and not to set policy for CNA or any Company. Each Company shall continue to set policy independently through its own Board of Directors and officers.
     (b) In all activities under this Agreement, Loews shall be an independent contractor. Nothing in this Agreement shall be deemed to (i) make Loews the agent, joint venturer or partner of any Company, or (ii) create in either party the right or authority to incur any obligation on behalf of the other party or to bind such other party in any way whatsoever except as may be expressly provided for in this Agreement.
     (c) Neither party shall have any liability for any act or omission in connection with this Agreement other than repeating a service for the purpose of correcting an act or omission of an act where reasonable and appropriate under the circumstances. Neither party shall be liable to the other party, in respect of any act or omission in connection with this Agreement, for loss of profits, good will or any other general, direct, special or consequential damages of any kind. Except as expressly set forth in Sections 1 and 2, the parties make no representations or warranties with respect to the services to be provided under this Agreement.
     Section 4. Fees, Costs and Expenses – Cost Basis Reimbursement. CNA, on behalf of each Company, shall pay directly or reimburse or shall cause to pay directly or reimburse Loews for all reasonable costs, expenses and disbursements incurred by Loews, supported by monthly statements, in providing services pursuant to this Agreement including, without limitation, personnel costs (compensation, benefits and payroll taxes), general overhead (rent, office services, maintenance, utilities, supplies), the cost of services provided by third parties and such other actual costs, expenses and disbursements reasonably incurred by Loews. To the extent that such costs relate to services provided both to CNA or the Company and to affiliates of Loews other than CNA or the Company, such costs shall be fairly and equitably allocated among CNA or the Company and the other Loews affiliates in a manner consistent with past practices. CNA shall allocate to each Company and cause it to pay that portion of the amount due as stated in each billing statement in proportion to such company’s relative share of the total invested assets as to which Loews is providing services under this Agreement.
     Section 5. Notices. All notices, consents and other communications hereunder shall be in writing and shall be deemed given hereunder when sent by certified mail, return receipt requested, delivered by hand or express delivery to a party at the following addresses, or at any other address as any party may from time to time specify by notice to the other:

If to Loews:	Loews Corporation
667 Madison Avenue
New York, New York 10021
Attention: Corporate Secretary

If to any Company:	CNA Financial Corporation
CNA Center
Chicago, IL 60685
Attention: Corporate Secretary, 43S

     Section 6. Miscellaneous. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. This Agreement may be terminated by either party at any time on not less than sixty days’ prior written notice to the other party. The headings of this Agreement are for ease of reference and do not limit or otherwise affect the meaning hereof. No party may assign any of its rights or obligations under this Agreement without the express written consent of the other. This Agreement may be executed in counterparts. This Agreement constitutes the sole understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings, written or oral, with respect thereto. No amendment to this Agreement shall be valid and binding upon the parties hereto unless made in writing and signed by each of the parties hereto.
     In Witness Whereof, the undersigned have executed this Agreement as of the date first above written.

LOEWS/CNA HOLDINGS, INC.

By:	/s/ GARY W GARSON

Name: Gary W. Garson
Title: Senior Vice President, General Counsel and Secretary

CNA FINANCIAL CORPORATION

By:	/s/ LAWRENCE J. BOYSEN

Lawrence J. Boysen
Senior Vice President and Controller

By:	/s/ ROBERT M. MANN

Robert M. Mann
Senior Vice President and Deputy General Counsel

Attachment A-1
ACKNOWLEDGMENT TO
INVESTMENT FACILITIES AND
SERVICES AGREEMENT
[General Insurance Company Form]
     This agreement among                                         (“Participating Subsidiary”), CNA Financial Corporation (“CNA”) and Loews/CNA Holdings Inc. (“Loews”) dated as of January 1, 2006, is an acknowledgment by a Participating Subsidiary to the Investment Facilities and Services Agreement dated as of January 1, 2006 among CNA, the Participating Subsidiaries and Loews (which shall be referred to herein as the “Agreement” and this acknowledgment shall be referred to herein as the “Acknowledgment”). All capitalized terms which are not defined herein shall have the same meaning as they have in the Agreement. The Acknowledgment shall terminate without further action on the part of any party when Participating Subsidiary is no longer a subsidiary of CNA and Loews has been notified in writing of such change in status. Participating Subsidiary, CNA and Loews agree to be bound by all of the terms of the Agreement except as stated otherwise in this Acknowledgment.
The Acknowledgment shall be effective as of January 1, 2006 subject to regulatory approval of the Agreement and the Acknowledgment from the Participating Subsidiary’s domiciliary insurance department.
Upon reasonable notice, the Participating Subsidiary, or its designated representative, including but not limited to any applicable regulatory authority, shall have access at any reasonable time to inspect and audit the billing statements of Loews that pertain to the services provided under the Agreement, and it may make copies of any records pertaining thereto.
[NAME OF PARTICIPATING SUBSIDIARY]

By:

Title:

CNA FINANCIAL CORPORATION

By:

Title:

Loews/CNA Holdings Inc.

By:

Title:

Attachment A-2
ACKNOWLEDGMENT TO
INVESTMENT FACILITIES AND
SERVICES AGREEMENT
[Non-Insurance Company Form]
     This agreement among                                         (“Participating Subsidiary”), CNA Financial Corporation (“CNA”) and Loews/CNA Holdings Inc. (“Loews”) dated as of January 1, 2006, is an acknowledgment by a Participating Subsidiary to the Investment Facilities and Services Agreement dated as of January 1, 2006 among CNA, the Participating Subsidiaries and Loews (which shall be referred to herein as the “Agreement” and this acknowledgment shall be referred to herein as the “Acknowledgment”). All capitalized terms which are not defined herein shall have the same meaning as they have in the Agreement. The Acknowledgment shall terminate without further action on the part of any party when Participating Subsidiary is no longer a subsidiary of CNA and Loews has been notified in writing of such change in status. Participating Subsidiary, CNA and Loews agree to be bound by all of the terms of the Agreement except as stated otherwise in this Acknowledgment. The Acknowledgment shall be effective as of January 1, 2006.
Upon reasonable notice, the Participating Subsidiary, or its designated representative, including but not limited to any applicable regulatory authority, shall have access at any reasonable time to inspect and audit the billing statements of Loews that pertain to the services provided under the Agreement, and it may make copies of any records pertaining thereto.
[NAME OF PARTICIPATING SUBSIDIARY]

By:

Title:

CNA FINANCIAL CORPORATION

By:

Title:

Loews/CNA Holdings Inc.

By:

Title:

Attachment A-3
ACKNOWLEDGMENT TO
INVESTMENT FACILITIES AND
SERVICES AGREEMENT
     This agreement among The Continental Insurance Company of New Jersey (“Participating Subsidiary”), CNA Financial Corporation (“CNA”) and Loews/CNA Holdings Inc. (“Loews”) dated as of January 1, 2006, is an acknowledgment by a Participating Subsidiary to the Investment Facilities and Services Agreement dated as of January 1, 2006 among CNA, the Participating Subsidiaries and Loews (which shall be referred to herein as the “Agreement” and this acknowledgment shall be referred to herein as the “Acknowledgment”). All capitalized terms which are not defined herein shall have the same meaning as they have in the Agreement. The Acknowledgment shall terminate without further action on the part of any party when Participating Subsidiary is no longer a subsidiary of CNA and Loews has been notified in writing of such change in status. Participating Subsidiary, CNA and Loews agree to be bound by all of the terms of the Agreement except as stated otherwise in this Acknowledgment.
The Acknowledgment shall be effective as of January 1, 2006 subject to regulatory approval of the Agreement and the Acknowledgment from the Participating Subsidiary’s domiciliary insurance department. Any amendments to, assignments of or termination of this Acknowledgment or the Agreement (“Change”) shall be effective thirty (30) days after the filing of such Change with the Participating Subsidiary’s domiciliary insurance department, unless such insurance department comments upon or disapproves the Change to the Agreement or the Acknowledgment; in which case the Change to the Agreement or the Acknowledgment will become effective only upon receipt of approval from the Participating Subsidiary’s domiciliary insurance department.
To the extent that a party under this agreement fails to act in a manner consistent with the first sentence of Section 3.(c) of the Agreement, that party shall indemnify the other party for the costs and reasonable expenses of so doing. Any dispute arising under the Agreement which affect this Acknowledgment that remains unresolved after reasonable efforts by the parties to resolve the dispute shall be determined by arbitration in accordance with the rules of the American Arbitration Association. In accordance with the previous sentence, the parties hereto waive any rights each may have to a trial in a court of competent jurisdiction. Any decision reached in arbitration shall be final and binding upon all of the parties and a judgment of a court of competent jurisdiction shall be entered upon the award made pursuant to the arbitration. Upon reasonable notice, the Participating Subsidiary, or its designated representative, including but not limited to any applicable regulatory authority, shall have access at any reasonable time to inspect and audit the billing statements of Loews that pertain to the services provided under the Agreement, and it may make copies of any records pertaining thereto.

Acknowledgment

THE CONTINENTAL INSURANCE COMPANY OF NEW JERSEY

By:

Vice President and Treasurer

CNA FINANCIAL CORPORATION

By:	By:

Senior Vice President and Controller		Senior Vice President and Deputy General Counsel

Loews/CNA Holdings Inc.

By:

Title:

Attachment A-4
ACKNOWLEDGMENT TO
INVESTMENT FACILITIES AND
SERVICES AGREEMENT
     This agreement among Transcontinental Insurance Company (“Participating Subsidiary”), CNA Financial Corporation (“CNA”) and Loews/CNA Holdings Inc. (“Loews”) dated as of January 1, 2006 , is an acknowledgment by a Participating Subsidiary to the Investment Facilities and Services Agreement dated as of January 1, 2006 among CNA , the Participating Subsidiaries and Loews (which shall be referred to herein as the “Agreement” and this acknowledgment shall be referred to herein as the “Acknowledgment”). All capitalized terms which are not defined herein shall have the same meaning as they have in the Agreement. The Acknowledgment shall terminate without further action on the part of any party when Participating Subsidiary is no longer a subsidiary of CNA and Loews has been notified in writing of such change in status. Participating Subsidiary, CNA and Loews agree to be bound by all of the terms of the Agreement except as stated otherwise in this Acknowledgment.
The Acknowledgment shall be effective as of January 1, 2006 subject to regulatory approval of the Agreement and the Acknowledgment from the Participating Subsidiary’s domiciliary insurance department.
Any unresolved disputes arising under the Agreement which affect this Acknowledgment that remains unresolved after reasonable efforts by the parties to resolve the dispute shall be determined by arbitration in accordance with the rules of the American Arbitration Association. In accordance with the previous sentence, the parties hereto waive any rights each may have to a trial in a court of competent jurisdiction. Any decision reached in arbitration shall be final and binding upon all of the parties and a judgment of a court of competent jurisdiction shall be entered upon the award made pursuant to the arbitration. Upon reasonable notice, the Participating Subsidiary, or its designated representative, including but not limited to any applicable regulatory authority, shall have access at any reasonable time to inspect and audit the books and records of Loews that pertain to the services provided under the Agreement with respect to Participating Subsidiary, and it may make copies of any records pertaining thereto. It is expected that such records will consist of underlying materials that form the basis for the billing statements, information on individual credits recommended for purchase or sale by the Participating Subsidiary and information on asset classes as a whole.
TRANSCONTINENTAL INSURANCE COMPANY

By:

Vice President and Treasurer

Acknowledgment

CNA FINANCIAL CORPORATION

By:	By:

Senior Vice President and Controller		Senior Vice President and Deputy General Counsel

Loews/CNA Holdings Inc.

By:

Title:

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